SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	June 25, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of May 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC2)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On June 25, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated June 25, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated June 25, 1998.



SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                06/25/98


               Beginning                                         Ending
               Certificate    Principal    Interest     Realized Certificate
ClassCusip     Balance(1)     Distribution Distribution(Losses   Balance
A    79548KYV4 169,849,700.00   842,470.97   744,518.75     0.00 169,007,229.03
M-1  79548KYW2  18,812,500.00         0.00    85,566.73     0.00  18,812,500.00
M-2  79548KYX0  14,512,500.00         0.00    67,967.81     0.00  14,512,500.00
M-3  79548KYY8   7,525,000.00         0.00    38,628.82     0.00   7,525,000.00
CE          NA   4,300,000.00         0.00   708,498.55     0.00   4,300,000.00
R-III79548KZB7         100.00       100.00         0.69     0.00           0.00
Total          214,999,900.00   842,669.97 1,655,161.15     0.00 214,157,230.03




           AMOUNTS PER $1,000 UNIT                        PASS THROUGH RATES

                                           Ending                Current
     Principal    Interest    Total        Certificate  Realized Pass-Through
ClassDistribution DistributionDistribution Balance      Losses   Interest Rate
A     4.960097       4.383397     9.343494   995.039903 0.000000        5.84453%
M-1     0.0000       4.548398     4.548398   1000.00000 0.000000        6.06453%
M-2     0.0000       4.683398     4.683398   1000.00000 0.000000        6.24453%
M-3     0.0000       5.133398     5.133398   1000.00000 0.000000        6.84453%
CE      0.0000     164.767105   164.767105   1000.00000 0.000000        3.95441%
R-III1000.0000       6.900000  1006.900000      0.00000 0.000000        5.84453%


Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                  84,647.15
TRUSTEE FEES                                   3,135.42

Section 4.02 (iv.)
P&I ADVANCES                  Total Advance    1,358.74
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:     25-Jun-98
               Stated Principal Balance of Mortgage Loans        202,357,126.90
               Stated Principal Balance of REO Properties                  0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                            1,790
               Aggregate Principal Balance as of the Due Date    202,357,126.90
               Weighted Average Remaining Term to Maturity                  351
               Weighted Average Mortgage Rate                           9.69991%
               Number of Subsequent Loans                                   115
               Balance of Subsequent Loans                        11,800,103.13

                                                                 Unpaid
Section 4.02 (vii.)                                              Principal
DELINQUENCY INFORMATION                                 Number   Balance
               30-59 days delinquent                           2     156,871.72
               60-89 days delinquent                           0           0.00
               90 or more days delinquent                      0           0.00
               Foreclosure proceedings have commenced          0           0.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                                           Unpaid       Stated
                                           Principal    Principal
                              Loan Number  Balance      Balance


Section 4.02 (ix.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES

Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                           Curtailments               17,884.70
                                           Payments in Full          670,227.86

               Prepayment Charges                                      9,979.80
               REO Principal Amortization                                  0.00

Section 4.02 (xi.)            Realized Losses that were incurred during the
REALIZED LOSSES               related Prepayment Period:

                              Total Realized Losses         0.00
                              Which Include:
                              Extraordinary Losses          0.00
                              Fraud Losses                  0.00
                              Special Hazard Losses         0.00
                              Bankruptcy Losses             0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                         0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                           Factor
                              Class A          0.995040
                              Class M-1        1.000000
                              Class M-2        1.000000
                              Class M-3        1.000000
                              Class CE         0.996081

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS


                                           Reduction from the Allocation of:
               Interest       Interest     Prepayment            Relief Act
               Distribution   Carry ForwardInterest     Realized Interest
               Amount         Amount       Shortfalls   Losses   Shortfalls
     A             744,518.75         0.00         0.00     0.00           0.00
     M-1            85,566.73         0.00         0.00     0.00           0.00
     M-2            67,967.81         0.00         0.00     0.00           0.00
     M-3            38,628.82         0.00         0.00     0.00           0.00
     CE            708,498.55           NA         0.00     0.00           0.00
     TOTAL       1,645,180.66         0.00         0.00     0.00           0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00


Section 4.02 (xvii.)
                              Relief Act Interest Shortfall                0.00

Section 4.02 (xviii.)         Fraud Loss Amount                    6,450,003.00
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                2,262,284.00

Section 4.02 (xix.)           Required Overcollateralized Amount   4,300,000.00
                              Credit Enhancement Percentage            21.08264%

Section 4.02 (xx.)
               Overcollateralization Increase Amount                       0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount                      0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
                              A                 5.84453% 5.85625%
                              M-1               6.06453% 6.07625%
                              M-2               6.24453% 6.25625%
                              M-3               6.84453% 6.85625%
                              CE                3.95441%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                0.00
Amount on Deposit in the Interest Coverage Account          0.00


Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                                       46,818.60

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                         708,498.55

               Delinquency Percentage                                   0.00000%

               Stepdown Date Occurrence                 NO
               Trigger Event Occurrence                 NO








SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: 	June 30, 1998